                                                                    EXHIBIT 10.4

                               JOINT AND SEVERAL
                             GUARANTY AND AGREEMENT
                           (Net Cash Flow Shortfall)



                                                              New York, New York
                                                              September 11, 1997


     WHEREAS, BOSTON PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership having an office at c/o Boston Properties, Inc., 8 Arlington Street, Boston, Massachusetts (the "Borrower"), has applied to THE CHASE MANHATTAN BANK,
                            --------
a New York banking corporation having an office at Chase Real Estate Finance Group, 380 Madison Avenue, New York, New York ("Chase"), as Administrative Agent
                                                -----
for the Lenders (as such term is defined in that certain Term Loan Agreement, of even date herewith (the "Term Loan Agreement")), for a loan in the principal sum
                         -------------------
of $220,000,000.00 (the "Term Loan"), which Term Loan will be secured, among
                         ---------
other things, by that certain Mortgage, of even date herewith, made by the Borrower to Chase (the "Mortgage"), covering premises known as 280 Park Avenue,
                        --------
New York, New York, and evidenced by the Note (as such term is defined in the Mortgage);

     WHEREAS, to induce the Lenders to enter into the Term Loan Agreement, the undersigned have agreed to execute and deliver this Agreement.

     WHEREAS, the Lenders are willing to extend the Term Loan to the Borrower only if the Borrower and BOSTON PROPERTIES, INC. ("BPI"), jointly and severally,
                                                   ---
execute and deliver this Agreement agreeing and guaranteeing to pay to the Lenders the Net Cash Flow Shortfall (as such term is hereinafter defined) in the manner hereinafter provided;

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make and extend the Term Loan to the Borrower, the undersigned hereby acknowledge, agree and confirm that all of the above recitals are true, correct and complete and hereby covenant and agree with the Lenders as follows:

     1. Subject only to the limitation of liability set forth in Paragraph 2 below, until the Term Loan is fully repaid, the undersigned, jointly and severally, and absolutely, irrevocably and unconditionally, guarantee and agree to pay to the Lenders, following the occurrence and during the continuance of an Event of Default, including without limitation following an acceleration of the Term Loan pursuant to the Term Loan Agreement, the payment of the Net Cash Flow Shortfall from time to time, whether accruing before or after the occurrence of any such Event of Default. From and after the occurrence of an Event of

Default, the amount of any Net Cash Flow Shortfall as at the first day of each calendar month, shall be paid to Chase on the first day of each calendar month succeeding such Event of Default. For the purposes of this Agreement an Event of Default shall be deemed to be continuing if the same shall be the case under the Term Loan Agreement.

          The term "Net Cash Flow Shortfall" as used in this Agreement shall
                    -----------------------
mean with respect to any period of time, the amount, if any, by which capital expenditures, including without limitation, tenant improvements and other alterations, leasing commissions, and reasonable reserves for such items and other capital expenditures, paid or incurred (or imputedly incurred in the case of reasonable reserves) during the period in question exceeds the Net Operating
                                                      -------
Income for such period.  The term "Net Operating Income" as used in this
                                   --------------------
Agreement means Property Income less Property Expenses.  The term "Property
                                ----                               --------
Income" as used in this Agreement means the sum, determined on a cash basis, as
------
and when received, of all gross income and Rentals paid to the owner of the Premises from the ownership and operation of such Premises, service fees and charges, rebates, refunds, all tenant expense reimbursement income and all insurance and condemnation proceeds net of costs permitted under the Mortgage and not included in Property Expenses but excluding (i) any proceeds resulting from a transfer and (ii) security deposits received by tenants until forfeited. The term "Rentals" as used in this Agreement means, collectively, all payments
          -------
made by tenants under their lease obligations and all other persons or entities (corporate partnerships or otherwise) making payments to the Borrower for the use and occupation of the Premises, whether constituting rents, royalties, issues, profits, condemnation and insurance proceeds (except as otherwise provided in the Mortgage), refunds, rebates, escalations, option payments, application of security deposits, collection proceeds and other payments of whatever type or nature, foreseen or unforeseen, whether in payment of past, present or future obligations. The term "Property Expenses" as used in this
                                          -----------------
Agreement means the following items with respect to the Premises, determined in accordance with GAAP, without duplication thereof (provided, however, that Property Expenses shall not include tenant improvements, tenant work allowances and tenant expenses (to the extent actually incurred) debt service (principal and interest), non-cash items such as depreciation and amortization and any extraordinary expenditures not considered operating expenses in accordance with
GAAP); (i) all expenses for the operation of the Premises incurred by the Borrower, but not including any expenses incurred in connection with a sale of other capital or interim capital transaction; (ii) taxes, water charges, property taxes, sewer rents, other than fines, penalties, interest or such taxes (or portions thereof) that are payable by reason of the failure of the owner of the property to pay a tax timely; (iii) the cost of routine maintenance (the cost of which may be expenses), repairs and minor alterations, the cost of which can be expensed under GAAP; (iv) all reasonable and customary expenses incurred by the Borrower directly relating to the ownership of the Premises, such as asset and property management fees and insurance expenses and also including accounting costs and legal fees (but excluding other costs not directly related to the ownership of the Premises), provided that if the Borrower owns properties other than the

Premises any such expense not directly related to the ownership of the Premises but permitted as a Property Expense under this paragraph (iv) shall be included only to the extent equitably allocable to the Premises; and (v) all commercially reasonable expenses incurred by the Borrower in connection with the takeover of any leases in connection with leases entered into in accordance with the terms hereof.

     2. Notwithstanding anything to the contrary contained in Paragraph 1 of this Agreement, liability under this Agreement for Net Cash Flow Shortfall shall not apply after a Debt Service Coverage Ratio of 1.2 to 1.0 is achieved for two
(2) consecutive calendar quarters; provided, however, that if subsequent to such
                                   --------  -------
achievement of a 1.2 to 1.0 Debt Service Coverage Ratio, the Term Loan Debt Service Coverage Ratio shall become less than 1.2 to 1.0 for any one (1) calendar quarter, then the undersigned shall again have liability hereunder for the Net Cash Flow Shortfall.

     3. The undersigned agree to pay to Chase and the other Lenders the reasonable cost of any and all lawful action that may be taken by Chase and the other Lenders in connection with the enforcement of the provisions of this Agreement, whether or not suit is filed in connection therewith, or in connection with either or both of the undersigned, becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding, (including, but not limited to, reasonable attorneys' fees and disbursements, whether in-house staff, retained firms or otherwise). All sums due Chase and the other Lenders under this paragraph 3 by the undersigned shall be payable by the undersigned from time to time within ten (10) Business Days of demand and, until paid in full, shall bear interest from such due date at the Default Rate. The obligations of the undersigned pursuant to paragraphs 1 and 3 hereof are hereinafter collectively referred to as the "Liabilities".
                                                        ------------

     4. The undersigned hereby expressly agrees that this Agreement is independent of, and in addition to, all collateral, if any, granted, pledged or assigned under the Transaction Documents.

     5. BPI hereby consents that from time to time, before or after any default by the Borrower, with or without further notice to or assent from BPI:

          (a) any security at any time held by or available to Chase or the other Lenders for any obligation of the Borrower, or any security at any time held by or available to Chase or the other Lenders for any obligation of any other person or party primarily, secondarily or otherwise liable for all or any portion of the Term Loan and/or any other obligations of the Borrower or any other person or party (other than Chase and the Lenders) under any of the Transaction Documents ("Other Obligations"), if any, including any guarantor of
                        -----------------
the Term Loan and/or of any of such Other Obligations, may be accelerated, settled, exchanged, surrendered or released and Chase and the other Lenders may fail to set off and may release, in whole or in part, any balance of any deposit account or credit on its books in favor of the Borrower, or of any such other person or party;

          (b) any obligation of the Borrower, or of any such other person or party, may be changed, altered, renewed, extended, continued, accelerated, surrendered, compromised, settled, waived or released in whole or in part, or any Default or Event of Default thereto waived; and

          (c) Chase or any other Lender may extend further credit in any manner whatsoever to the Borrower, and generally deal with the Borrower or any of the above mentioned security, deposit account, credit on its books or other person or party as Chase or any other Lender may see fit;

and BPI shall remain bound in all respects under this Agreement, without any loss of any rights by Chase or the other Lenders and without affecting the liability of the undersigned, notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealing; and the Borrower agrees that none of the events described in clauses (a)-(c) above shall be construed in any way to result in a release of the Borrower from its personal recourse obligation hereunder for the Liabilities.

     6. All moneys available to Chase or the other Lenders pursuant to the Transaction Documents for application in payment or reduction of the Term Loan, the Liabilities and/or any Other Obligations may be applied by Chase in such manner and in such amounts and at such time or times and in such order, priority and proportions as Chase may see fit.

     7.   The undersigned hereby waives:

          (a) notice of acceptance of this Agreement and of the extending of the Term Loan or the making of any advance thereunder by the Lenders to the Borrower;

          (b) presentment and demand for payment of the Liabilities or any portion thereof;

          (c) protest and notice of dishonor or default to any of the undersigned or to any other person or party with respect to the Liabilities or any portion thereof;

          (d) all other notices to which any of the undersigned might otherwise be entitled; and

          (e) any demand under this Agreement.

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

     8.   If any of the following events should occur:

          (a) an Event of Default continues uncured;

          (b) any of the undersigned violates any provision of this Agreement;

          (c) any of the undersigned terminates or dissolves or suspends its usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or substantially all of its property, business or assets other than in the ordinary course of business;

then, and in such event, Chase may declare the Liabilities to be, and the same shall become, immediately due and payable.

     9. This Agreement includes a personal recourse agreement by the Borrower and a personal recourse guaranty by BPI. BPI acknowledges and agrees that such guaranty is a guaranty of payment and not of collection. The undersigned waive any right to require that any action be brought against the Borrower or any other person or party or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Chase or any other Lender in favor of the Borrower or any other person or party. Any payment on account of or reacknowledgment of the Liabilities by the Borrower or any other party liable therefor shall be deemed to be made on behalf of BPI and shall serve to start anew the statutory period of limitations applicable to the Liabilities.

     10. The provisions hereof shall inure to the benefit of Chase and the other Lenders, and shall be binding upon each of the undersigned. Each reference herein to Chase and the other Lenders shall be deemed to include their respective successors and assigns permitted pursuant to the provisions of the Term Loan Agreement, and each reference to Chase shall refer to it in its capacity as a Lender and as the Administrative Agent under the Transaction Documents. Each reference herein to the undersigned shall be deemed to include the administrators, legal representatives, successors and assigns of the undersigned, provided, however, that the undersigned shall in no event nor under any circumstance have the right, without obtaining the prior written consent of Chase, to assign or transfer the Liabilities, in whole or in part, to any other person, party or entity.

     11.  The term "undersigned" as used herein shall, if this Agreement is
                    -----------
signed by more than one party, unless otherwise stated herein, mean the "undersigned and each of them" and each undertaking herein contained shall be their joint and several undertaking. Chase may proceed against none, one or more of the undersigned at one time or from time to time as it sees fit in its sole and absolute discretion. If any party hereto shall be a partnership, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding any changes in the individuals composing the partnership and the term "undersigned" shall include any altered or successive partnerships, but the predecessor partnerships and their general partner(s) shall not thereby be released from any obligations or liability hereunder. If any party hereto shall be a corporation, the agreements and obligations on the part of the undersigned herein contained shall remain in force and application notwithstanding the merger, consolidation, reorganization or absorption thereof, and the term "undersigned" shall include such new entity, but the old entity shall not thereby be released from any obligations or liabilities hereunder.

     12. No delay on the part of Chase or any other Lender in exercising any right or remedy under this Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy. No notice to or demand on any of the undersigned shall be deemed to be a waiver of the obligations of any of the undersigned or of the right of Chase or any other Lender to take further action without notice or demand as provided in this Agreement. No course of dealing between any of the undersigned and Chase or any other Lender shall change, modify or discharge, in whole or in part, this Agreement or any obligations of the undersigned hereunder.

     13. This Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Chase, as Administrative Agent, and both of the undersigned. No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Chase, as Administrative Agent, and if so given by Chase shall only be effective in the specific instance in which given. The execution and delivery hereafter to Chase or any other Lender by any of the undersigned of a new instrument of guaranty or any reaffirmation of guaranty, of whatever nature, shall not terminate, supersede or cancel this instrument, unless executed by Chase, as Administrative Agent, and expressly so provided therein, and all rights and remedies of Chase and the other Lenders hereunder and under each other Transaction Document, at law and in equity, whether against any or both of the undersigned or any other party or parties, shall be cumulative and may be exercised singly or concurrently.

     14. The undersigned acknowledge that this Agreement and the undersigneds' obligations under this Agreement are and shall at all times continue to be absolute, irrevocable and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Agreement and the obligations of any of the undersigned under this Agreement or the obligations of any other person or party relating to this Agreement or the obligations of any of the undersigned hereunder or otherwise with respect to the Term Loan, the Term Loan, the other obligations or the Liabilities, including, but not limited to, the realization upon any collateral given, pledged or assigned as security for all or any portion of the Term Loan, or the filing of a petition under Title 11 of the United States Code with regard to the undersigned, or the commencement of an action or proceeding for the benefit of the creditors of the undersigned, or the obtaining by Chase of title to any collateral given, pledged or assigned as security for the Term Loan by reason of foreclosure or enforcement of Chase's lien thereon, the acceptance of an assignment or deed in lieu of foreclosure or sale, or otherwise. This Agreement sets forth the entire agreement and understanding of Chase, the other Lenders and the undersigned with respect to the matters covered by this Agreement and the undersigned acknowledge that no oral or other agreements, understandings, representations or warranties exist with respect to this Agreement or with respect to the Liabilities, except those specifically set forth in this Agreement.

     15. This Agreement has been validly authorized, executed and delivered by each of the undersigned. The undersigned represent and warrant to Chase and the other Lenders that they have the corporate and partnership power to do so and to perform their respective obligations under this Agreement, and this Agreement constitutes the legally binding obligations of each of the undersigned fully enforceable against each of the undersigned in accordance with the terms hereof. The undersigned further represent and warrant to Chase and the other Lenders that:

          (a) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance with the terms and provisions hereof will violate any applicable provision of law or any applicable regulation or other manifestation of governmental action; and

          (b) all necessary approvals, consents, licenses, registrations and validations of any governmental regulatory body, including, without limitation, approvals required to permit the undersigned to execute and carry out the provisions of this Agreement, for the validity of the obligations of the undersigned hereunder and for the making of any payment or remittance of any funds required to be made by either of the undersigned under this Agreement, have been obtained and are in full force and effect.

     16. Notwithstanding any payments made by BPI pursuant to the provisions of this Agreement, BPI shall not seek to enforce or collect upon any rights which it now has or may acquire against the Borrower either by way of subrogation, indemnity, reimbursement or contribution for any amount paid under this Agreement or by way of any other obligations whatsoever of the Borrower to BPI, nor shall BPI file, assert or receive payment on any claim, whether now existing or hereafter arising, against the Borrower in the event of the commencement of a case by or against the Borrower under Title 11 of the United States Code. In the event either a petition is filed under said Title 11 of the United States Code with regard to the Borrower or an action or proceeding is commenced for the benefit of the creditors of the Borrower, this Agreement shall at all times thereafter remain effective in regard to any payments or other transfers of assets to Chase or any other Lender, received from or on behalf of the Borrower prior to notice of termination of this Agreement and which are or may be held voidable on the grounds of preference or fraud, whether or not the Term Loan has been paid in full.

     17. Any notice, request or demand given or made under this Agreement shall be in writing and shall be hand delivered or sent by Federal Express or other reputable courier service or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed given (a) when received at the following addresses if hand delivered or if sent by Federal Express or other reputable courier service, and (b) three (3) Business Days after being postmarked and addressed as follows if sent by registered or certified mail, return receipt requested:

     If to Chase:

          The Chase Manhattan Bank
          Chase Real Estate Finance Group
          380 Madison Avenue
          New York, New York  10017

          Attention:   Mr. James G. Rolison, Vice President

     With a copy to:

          The Chase Manhattan Bank
          Legal Department
          270 Park Avenue - 40th Floor
          New York, New York  10017

          Attention:   William C. Viets, Esq.

          and

          Rosenman & Colin LLP
          575 Madison Avenue
          New York, New York  10022

          Attention:   Andrew J. Green, Esq.

     If to the undersigned:

          Boston Properties, Inc.
          8 Arlington Street
          Boston, Massachusetts  02116

          Attention:   Mr. Edward H. Linde
                       President and Chief Executive Officer

     With a copy to:

          Bingham, Dana & Gould LLP
          150 Federal Street
          Boston, Massachusetts  02116

          Attention:   Peter Van, Esq.


it being understood and agreed that each party will use reasonable efforts to send copies of any notices to the addresses marked "With a copy to" hereinabove set forth; provided, however, that failure to deliver such copy or copies shall have no consequence whatsoever to the effectiveness of any notice made to any of the undersigned or Chase. Each party to this Agreement may designate a change of address by notice given, as herein provided, to the other party fifteen (15) days prior to the date such change of address is to become effective.

     18. This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of New York and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of New York without regard to principles of conflicts of laws. The undersigned acknowledges and agrees that this Agreement is, and is intended to be, an instrument for the payment of money only, as such phrase is used in
(S) 3213 of the Civil Practice Law and Rules of the State of New York, and the undersigned has been fully advised by its counsel of Chase's and the other Lenders' rights and remedies pursuant to said (S) 3213.

     19. Each of the undersigned agrees to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement. In furtherance of such agreement, the undersigned hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the undersigned in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the undersigned by registered or certified mail to, or by personal service at, the last known address of the undersigned, whether such address be within or without the jurisdiction of any such court. The undersigned hereby further agrees that the venue of any litigation arising in connection with the Term Loan or in respect of any of the Liabilities, shall, to the extent permitted by law, be in New York County.

     20. Each of the undersigned absolutely, unconditionally and irrevocably waives any and all right to assert or interpose any defense (other than the final and indefeasible payment in full of the Term Loan), setoff, counterclaim or crossclaim of any nature whatsoever with respect to this Agreement, the Liabilities, or the obligations of any other person or party relating to this Agreement or otherwise with respect to the Term Loan in any action or proceeding brought by Chase or any other Lender to enforce the obligations of the undersigned under this Agreement (provided, however, that the foregoing shall not be deemed a waiver of the right of the undersigned to assert any compulsory counterclaim maintained in a court of the United States, or of the State of New York if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of the right of the undersigned to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Chase in any separate action or proceeding).

     21. No exculpatory provisions which may be contained in the Note, the Mortgage, the Term Loan Agreement or in any other Transaction Document shall in any event or under any circumstances be deemed or construed to modify, qualify, or affect in any manner whatsoever the personal, recourse, joint and several obligations and liabilities of each of the undersigned under this Agreement.

     22. The obligations and liabilities of the undersigned under this Agreement are in addition to the obligations and liabilities of the undersigned under the Other Agreements (as hereinafter defined). The discharge of any or all of the undersigned's obligations and liabilities under any one or more of the Other Agreements by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under this Agreement. Conversely, the discharge of any or all of the undersigned's obligations and liabilities under this Agreement by the undersigned or by reason of operation of law or otherwise shall in no event or under any circumstance constitute or be deemed to constitute a discharge, in whole or in part, of the undersigned's obligations and liabilities under any of the Other Agreements. The term "Other Agreements" as used herein shall mean (a)
                                 ----------------
that certain Joint and Several Guaranty and Agreement (Interest) of even date and execution herewith made by the undersigned to and for the benefit of Chase,
(b) that certain Joint and Several Hazardous Material Guaranty and Indemnification Agreement of even date and execution herewith made by the undersigned to and for the benefit of Chase and (c) any other agreement, if any, now or hereafter given by any of the undersigned pursuant to which either or both have personal recourse obligations to Chase and/or any other Lenders in connection with the Term Loan. The undersigned hereby undertakes and agrees that this Agreement shall remain in full force and effect for all of the Liabilities of the undersigned hereunder, notwithstanding the maturity of the Term Loan, whether by acceleration, scheduled maturity or otherwise, until the Term Loan is repaid in full.

     23. This Agreement may be executed in one or more counterparts by some or all of the parties hereto, each of which counterparts shall be an original and all of which together shall constitute a single agreement of guaranty. The failure of any party listed below to execute this Agreement, or any counterpart hereof, shall not relieve the other signatory or signatories from their obligations hereunder.

     24.  The term "Debt Service Coverage Ratio" as used in this Agreement means
                    ---------------------------
the ratio of (i) Net Operating Income as at the end of any calendar quarter less
                                                                            ----
Capital Expenditures paid or incurred (or imputedly incurred in the case of reasonable reserves) during the period in question to (ii) the debt service (principal and interest) due on the Term Loan pursuant to the Term Loan Agreement and the Note during such period.

     25.  The term "Capital Expenditures" as used in this Agreement means any
                    ------- ------------
expenditure for any item that would be treated or defined as a capital expenditure under GAAP or the Code.

     26. Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Term Loan Agreement.

     27. THE UNDERSIGNED HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, AND CHASE BY ITS ACCEPTANCE OF THIS AGREEMENT IRREVOCABLY AND UNCONDITIONALLY WAIVES, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT.

     IN WITNESS WHEREOF, the undersigned has duly executed this Agreement the day and year first above set forth.

                                         BOSTON PROPERTIES, INC.,
                                         a Delaware corporation



                                    By:  /s/ Robert E. Selsam
                                         ----------------------------
                                         Name: Robert E. Selsam
                                         Title: Senior Vice President

                                    BOSTON PROPERTIES LIMITED
                                    PARTNERSHIP, a Delaware limited
                                    partnership

                                    By:  Boston Properties, Inc., its sole
                                         general partner


                                    By:  /s/ Robert E. Selsam
                                         ----------------------------
                                         Name: Robert E. Selsam
                                         Title: Senior Vice President

                           Corporate Acknowledgement
                           -------------------------


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )



     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known, who, being by me duly sworn, did depose and say that he has an office at 599 Lexington Avenue, New York, New York; that he is the Senior Vice President of Boston Properties, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by authority of the Board of Directors of said corporation on its own behalf and as general partner of Boston Properties Limited Partnership.



                                       /s/ Barbara Shealy
                                       -----------------------------------
                                                         Notary Public


                                       [NOTARY STAMP APPEARS HERE]

                      Limited Partnership Acknowledgement
                      -----------------------------------


STATE OF NEW YORK        )
                         :ss.:
COUNTY OF NEW YORK       )



     On the 11th day of September, 1997, before me personally came Robert E. Selsam, to me known and known to me to be the Senior Vice President of BOSTON PROPERTIES INC., a Delaware corporation, the sole general partner of BOSTON PROPERTIES LIMITED PARTNERSHIP, the Delaware Limited Partnership which executed the foregoing instrument and he acknowledged before me that he executed the same as the Senior Vice President of said general partner aforesaid for the uses and purposes in said instrument set forth.



                                     /s/ Barbara Shealy
                                     --------------------------------------
                                                          Notary Public


                                     [NOTARY STAMP APPEARS HERE]